UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2011

LEXMARK INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14050	06-1308215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of Principal Executive Offices) (Zip Code)

(859) 232-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On October 18, 2011, Lexmark International Technology S.A. (“LITSA”), a wholly-owned subsidiary of Lexmark International, Inc. (“Lexmark”), a Delaware corporation, Pal-Wave B.V. (“Pal-Wave”) and Consilience Beheer B.V. (“Consilience”) entered into an Agreement for the Sale and Purchase of all of the issued and outstanding shares in Pallas Athena Holdings B.V. (“Pallas Athena”), a private limited liability company organized under the laws of the Netherlands (the “Stock Purchase Agreement”).  Pursuant to the Stock Purchase Agreement, Pal-Wave and Consilience, subject to the terms and conditions of the Stock Purchase Agreement, sold 100% of their shares in Pallas Athena to LITSA, effective as of October 18, 2011 (the “Completion Date”).

Pursuant to the Stock Purchase Agreement, LITSA acquired Pallas Athena, a leading provider of business process management, document output management and process mining software, for total cash consideration of approximately $50.2 million.  Ten percent of the Purchase Price will be placed in escrow for a period of eighteen (18) months following the Completion Date to secure indemnification obligations of Pal-Wave and Consilience relating to the accuracy of representations and warranties and the satisfaction of covenants.  Each of LITSA, Pal-Wave and Consilience has made customary representations and warranties and covenants in the Stock Purchase Agreement.

The foregoing description of the Stock Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.  Other Events.

On October 18, 2011, Lexmark issued a press release announcing the acquisition of Pallas Athena.  The text of the press release announcing the acquisition of Pallas Athena is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1
Agreement for the Sale and Purchase of all the issued and outstanding shares in Pallas Athena Holdings B.V. by and among Lexmark International Technology S.A., Pal-Wave B.V. and Consilience Beheer B.V., dated as of October 18, 2011.

99.1	Press Release issued by Lexmark, dated October 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

October 19, 2011

By: /s/ Robert J. Patton
Robert J. Patton
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Agreement for the Sale and Purchase of all the issued and outstanding shares in Pallas Athena Holdings B.V. by and among Lexmark International Technology S.A., Pal-Wave B.V. and Consilience Beheer B.V., dated as of October 18, 2011.

99.1	Press Release issued by Lexmark, dated October 18, 2011.